Intangible Assets	12 Months Ended
Dec. 31, 2011
Intangible Assets [Abstract]
Intangible Assets

7. Intangible Assets

Following is a summary of the changes in the carrying amount of goodwill and franchise value during the years ended December 31, 2011 and 2010, net of accumulated impairment losses recorded prior to December 31, 2009 of $606,349 and $37,110, respectively:

	Goodwill	Franchise Value
Balance — December 31, 2009	$794,442	$201,451
Additions	16,177	557
Foreign currency translation	(12,871)	(2,565)

Balance — December 31, 2010	797,748	199,443
Additions	107,498	29,491
Foreign currency translation	(1,525)	(474)

Balance — December 31, 2011	$903,721	$228,460

We test for impairment in our intangible assets at least annually. We did not record any impairment charges relating to our intangibles in 2011, 2010 or 2009.

In September 2011, the FASB updated the accounting guidance related to testing goodwill for impairment. This update permits an entity to make a qualitative assessment of whether it is more likely than not that a reporting unit’s fair value is less than its carrying value before applying a two-step goodwill impairment model that is currently in place. If it is determined through the qualitative assessment that a reporting unit’s fair value is more likely than not greater than its carrying value, the two-step impairment test would be unnecessary. The qualitative assessment is optional, allowing companies to go directly to the quantitative assessment. This update is effective for annual and interim goodwill impairment tests performed in fiscal years beginning after December 15, 2011, however, early adoption is permitted. The Company elected to adopt the qualitative assessment early. A number of qualitative factors were considered, including, but not limited to, the criteria in ASC 350-20-35-3, and the Company determined that it is not more likely than not that any of the four reporting unit’s fair value is less than their carrying amount.

If the two-step impairment test were necessary, the Company would have estimated the fair value of our reporting units using an “income” valuation approach. The “income” valuation approach estimates the Company’s enterprise value using a net present value model, which discounts projected free cash flows of the Company’s business using its weighted average cost of capital as the discount rate. This consideration would also include a control premium that represents the estimated amount an investor would pay for the Company’s equity securities to obtain a controlling interest and other significant assumptions including revenue and profitability growth, franchise profit margins, residual values and the Company’s cost of capital.

In the Company’s situation, if the first step of the impairment testing process indicated that the fair value of the reporting unit was below its carrying value (even by a relatively small amount), the requirements of the second step of the test result in a significant decrease in the amount of goodwill recorded on the balance sheet. This is because, prior to the Company’s adoption on July 1, 2001 of generally accepted accounting principles relating to business combinations, it did not separately identify franchise rights associated with the acquisition of dealerships as separate intangible assets. In performing the second step, the Company would be required by generally accepted accounting principles related to goodwill and other intangibles to assign value to any previously unrecognized identifiable intangible assets (including such franchise rights, which are substantial) even though such amounts are not separately recorded on its consolidated balance sheet.